UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2015

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 of this Current Report on Form 8-K is hereby incorporated in this Item 1.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Employment Agreement with David Bar-Or, M.D.

On August 3, 2015, Ampio Pharmaceuticals, Inc. (the “Company”) entered into an amendment to the Employment Agreement, effective August 1, 2010, with David Bar-Or, M.D., the Chief Scientific Officer of the Company (the “Bar-Or Amendment”, and the Employment Agreement as amended, the “Bar-Or Employment Agreement”). Under the Bar-Or Amendment, the term of Dr. Bar-Or’s Employment Agreement was extended through July 31, 2016. In addition, in connection with the Bar-Or Amendment, Dr. Bar-Or was granted an option to purchase 300,000 shares of the Company’s common stock. The option is exercisable for a period of ten years at an exercise price per share equal to $2.60, the quoted closing price of the Company’s common stock on August 3, 2015. The option vests on the date that the Company meets all endpoints in connection with the Ampion clinical trial as determined in the sole discretion of the Company’s Compensation Committee, subject to vesting acceleration provisions in accordance with the Bar-Or Employment Agreement.

The description of the Bar-Or Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.1.

Amendment of Employment Agreement with Vaughan Clift, M.D.

On July 31, 2015, the Company entered into an amendment to the Employment Agreement, effective August 1, 2010, with Vaughan Clift, M.D., the Chief Regulatory Affairs Officer of the Company (the “Clift Amendment”, and the Employment Agreement as amended, the “Clift Employment Agreement”). Under the Clift Amendment, the term of Dr. Clift’s Employment Agreement was extended through July 31, 2016. In addition, in connection with the Clift Amendment, Dr. Clift was granted an option to purchase 170,000 shares of the Company’s common stock. The option is exercisable for a period of ten years at an exercise price per share equal to $2.68, the quoted closing price of the Company’s common stock on July 31, 2015. The option vests on the date that the Company meets all endpoints in connection with the Ampion clinical trial as determined in the sole discretion of the Company’s Compensation Committee, subject to vesting acceleration provisions in accordance with the Clift Employment Agreement.

The description of the Clift Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amendment to Employment Agreement between Ampio Pharmaceuticals, Inc. and David Bar-Or, M.D., dated August 3, 2015

10.2	Amendment to Employment Agreement between Ampio Pharmaceuticals, Inc. and Vaughan Clift, M.D., dated July 31, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Gregory A. Gould
Gregory A. Gould
Chief Financial Officer

Dated: August 6, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Employment Agreement between Ampio Pharmaceuticals, Inc. and David Bar-Or, M.D., dated August 3, 2015

10.2	Amendment to Employment Agreement between Ampio Pharmaceuticals, Inc. and Vaughan Clift, M.D., dated July 31, 2015